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                                                                EXHIBIT 21





                   LIST OF SIGNIFICANT SUBSIDIARIES

The following are the subsidiaries of the Registrant included in the Registrant's consolidated financial statements at December 31, 1998. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

                                                                                                                    Percent of
                                                                        Jurisdiction under                       voting securities
                                                                         which organized                        owned by Registrant
                                                                         ---------------                        -------------------
Domestic
--------
ATM Finance, Inc.                                                           Ohio                                        100%
Central Security Systems, Incorporated                                      Hawaii                                      100%
DBD Investment Management Company                                           Delaware                                    100%
Diebold Australia Holding Company, Inc.                                     Delaware                                    100%
Diebold China Security Holding Company, Inc.                                Delaware                                    100%
Diebold Credit Corporation                                                  Delaware                                    100%
Diebold Finance Company, Inc.                                               Delaware                                    100% (1)
Diebold Foreign Sales Corporation                                           St. Thomas, U.S. Virgin Islands             100% (1)
Diebold Holding Company, Inc.                                               Delaware                                    100%
Diebold Investment Company                                                  Delaware                                    100%
Diebold Latin America Holding Company, Inc.                                 Delaware                                    100%
Diebold Mexico Holding Company, Inc.                                        Delaware                                    100%
Diebold Midwest Manufacturing, Inc.                                         Delaware                                    100%
Diebold of Nevada, Inc.                                                     Nevada                                      100%
Diebold Self -Service Systems                                               New York                                    100% (2)
Diebold Southeast Manufacturing, Inc.                                       Delaware                                    100% (3)
Diebold SST Holding Company, Inc.                                           Delaware                                    100%
Diebold Texas, Incorporated                                                 Texas                                       100%
Griffin Technology Incorporated                                             New York                                    100%
InterBold Technologies, Inc.                                                Delaware                                    100% (4)
Mayfair Software Distribution, Inc.                                         Delaware                                    100%
VDM Holding Company, Inc.                                                   Delaware                                    100%

(1) 100% of voting securities are owned by Diebold Investment Company which is 100% owned by the Registrant.

(2) 70% of partnership interest is owned by Diebold Holding Company, Inc., which is 100% owned by the Registrant and 30% is owned by Diebold SST
     Holding Company, Inc., which is 100% owned by the Registrant.

(3) 100% of voting securities are owned by Diebold Midwest Manufacturing, Inc., which is 100% owned by the Registrant.

(4) 100% of voting securities are owned by Diebold Self -Service Systems, which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST
     Holding Company, Inc., which are 100% owned by the Registrant.

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                                                          EXHIBIT 21

                 LIST OF SIGNIFICANT SUBSIDIARIES (CONTINUED)
                                                                                                                     Percent of
                                                                        Jurisdiction under                       voting securities
International                                                            which organized                        owned by Registrant
-------------                                                            ---------------                        -------------------
China Diebold Financial Equipment Company LTD.                              Peoples Republic of China                    71%
DBD Asset Management S.A. de C.V.                                           Mexico                                      100% (5)
Diebold Australia Pty. Ltd.                                                 Australia                                   100% (6)
The Diebold Company of Canada Limited                                       Canada                                      100%
Diebold France SARL                                                         France                                      100%
Diebold Germany GmbH                                                        Germany                                     100% (8)
Diebold HMA Private Limited                                                 India                                        50%
Diebold International Limited                                               United Kingdom                              100%
Diebold Mexico, S.A. de C.V.                                                Mexico                                      100% (7)
Diebold OLTP Systems, A.V.V.                                                Aruba, Dutch West Indies                     50%
Diebold OLTP Systems, C.A.                                                  Venezuela                                    50%
Diebold Pacific, Limited                                                    Hong Kong                                   100%
Diebold Singapore Pte. Ltd                                                  Singapore                                   100%
Diebold South Africa (PTY) LTD                                              South Africa                                100%
DPB S.A.                                                                    Argentina                                    50%
InterBold Pacific Limited                                                   Hong Kong                                   100% (8)
InterBold Singapore Pte Ltd                                                 Singapore                                   100% (9)
Realm Security Pty. Ltd.                                                    Australia                                   100% (10)
RLM Monitoring Pty. Ltd.                                                    Australia                                   100% (10)
Safequip Automated Systems Pty. Ltd.                                        Australia                                    50% (11)
Safetell Cash Handling Pty. Ltd.                                            Australia                                   100% (12)
Safetell International Security Limited                                     Australia                                   100% (10)
Safetell International Services Pty. Ltd.                                   Australia                                   100% (12)
Starbuck Computer Empire, A.V.V.                                            Aruba, Dutch West Indies                     50%
Tecron Security Pty. Ltd.                                                   Australia                                   100% (10)

(5) 100% of voting securities are owned by Diebold Mexico, S.A. de C.V. which is 100% owned by Diebold Mexico Holding Company, Inc., which is 100% owned by the Registrant.

(6) 100% of voting securities are owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.

(7)  100% of voting securities are owned by Diebold Mexico Holding Company, Inc.
     which is 100% owned by the Registrant.

(8) 100% of voting securities are owned by Diebold Self-Service Systems which is 70% owned by Diebold Holding Company, Inc. and 30% owned by Diebold SST
     Holding Company, Inc., which are 100% owned by the Registrant.

(9) 100% of voting securities are owned by InterBold Pacific Limited, which is 100% owned by Diebold Self-Service Systems which is 70% owned by Diebold
     Holding Company, Inc. and 30% owned by Diebold SST Holding Company, Inc., which are 100% owned by the Registrant.

(10) 100% of voting securities are owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc., which is 100% owned by the Registrant.

(11) 50% of voting securities are owned by Safetell Cash Handling Pty. Ltd., which is 100% owned by Safetell International Security Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold
     Australia Holding Company, Inc. which is 100% owned by the Registrant.

(12) 100% of voting securities are owned by Safetell International Security
     Limited, which is 100% owned by Diebold Australia Pty. Ltd., which is 100% owned by Diebold Australia Holding Company, Inc. which is 100% owned by the Registrant.
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